U.S. Global GO GOLD and Precious Metal Miners ETF
Schedule of Investments
September 30, 2025 (Unaudited)

COMMON STOCKS - 99.6%	Shares	Value
Australia - 13.7%
Catalyst Metals, Ltd. (a)	557,549	$2,914,546
Evolution Mining, Ltd.	504,110	3,612,556
Ora Banda Mining Ltd. (a)	4,226,164	3,299,812
Pantoro, Ltd. (a)	895,096	3,589,245
Perseus Mining, Ltd.	1,101,938	3,572,844
Regis Resources, Ltd.	891,251	3,544,339
Vault Minerals, Ltd. (a)	7,328,443	3,200,490
		23,733,832

Canada - 60.8%(b)
B2Gold Corporation (c)	1,078,516	5,338,654
China Gold International Resources Corporation, Ltd.	277,826	4,955,345
Franco-Nevada Corporation (c)	77,357	17,243,649
Kinross Gold Corporation (c)	272,334	6,767,500
Metalla Royalty & Streaming, Ltd. (a)	814,587	5,172,627
New Gold, Inc. (a)	723,054	5,191,528
OceanaGold Corporation	308,061	6,576,483
OR Royalties, Inc. (c)	438,376	17,570,110
Orla Mining Ltd. (a)	552,301	5,964,851
Silvercorp Metals, Inc. (c)	1,242,671	7,853,681
Triple Flag Precious Metals Corporation	213,665	6,251,838
Wheaton Precious Metals Corporation	144,989	16,215,570
		105,101,836

China - 1.9%
Lingbao Gold Group Company Ltd.	1,416,275	3,357,805

Peru - 1.9%
Hochschild Mining PLC	686,990	3,283,656

South Africa - 15.2%
Caledonia Mining Corporation PLC	100,754	3,648,302
DRDGOLD, Ltd. - ADR	209,055	5,769,918
Gold Fields Ltd. - ADR	126,638	5,313,730
Harmony Gold Mining Company, Ltd. - ADR	306,797	5,568,366
Sibanye Stillwater, Ltd. - ADR (a)	529,332	5,949,692
		26,250,008

United Kingdom - 3.0%
Anglogold Ashanti PLC (c)	73,864	5,194,855

United States - 3.1%
SSR Mining, Inc. (a)(c)	215,642	5,265,978
TOTAL COMMON STOCKS (Cost $120,855,370)		172,187,970

SHORT-TERM INVESTMENTS
INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING - 17.4%	Units	Value
Mount Vernon Liquid Assets Portfolio, LLC, 4.27% (d)	30,038,840	30,038,840
TOTAL INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING (Cost $30,038,840)		30,038,840

MONEY MARKET FUNDS - 0.3%	Shares	Value
First American Government Obligations Fund - Class X, 4.05% (d)	473,953	473,953
TOTAL MONEY MARKET FUNDS (Cost $473,953)		473,953

TOTAL INVESTMENTS - 117.3% (Cost $151,368,163)		202,700,763
Liabilities in Excess of Other Assets - (17.3)%		(29,936,864)
TOTAL NET ASSETS - 100.0%		$172,763,899

Percentages are stated as a percent of net assets.

ADR - American Depositary Receipt
LLC - Limited Liability Company
PLC - Public Limited Company

(a)	Non-income producing security.
(b)
To the extent that the Fund invests a significant portion of its assets in the securities of companies of a single country or region, it is more likely to be impacted by events or conditions affecting such country or region.

(c)	All or a portion of this security is on loan as of September 30, 2025. The fair value of these securities was $29,570,869.
(d)	The rate shown represents the 7-day annualized yield as of September 30, 2025.

Summary of Fair Value Disclosure as of September 30, 2025 (Unaudited)

U.S. Global GO GOLD and Precious Metal Miners ETF (the "Fund") has adopted fair value accounting standards which establish a definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion of changes in valuation techniques and related inputs during the period, and expanded disclosure of valuation levels for major security types. These inputs are summarized in the three broad levels listed below. The inputs or valuation methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and based on the best information available.

The following is a summary of the fair valuation hierarchy of the Fund’s securities as of September 30, 2025:

	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks	$172,187,970	$–	$–	$172,187,970
Investments Purchased with Proceeds from Securities Lending(a)	–	–	–	30,038,840
Money Market Funds	473,953	–	–	473,953
Total Investments	$172,661,923	$–	$–	$202,700,763

Refer to the Schedule of Investments for further disaggregation of investment categories.

(a)
Certain investments that are measured at fair value using the net asset value per share (or its equivalent) practical expedient have not been categorized in the fair value hierarchy. The fair value amount of $30,038,840 presented in the table are intended to permit reconciliation of the fair value hierarchy to the amounts listed in the Schedule of Investments.